                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 2, 2003


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Utah                       1-6075                       13-2626465
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  (STATE OR OTHER                (COMMISSION                 (I.R.S. EMPLOYER
   JURISDICTION OF               FILE NUMBER)               IDENTIFICATION NO.)
   INCORPORATION)


     1416 Dodge Street, Omaha, Nebraska                           68179
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 9. Regulation FD Disclosure.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on June 2, 2003 indicating that Union Pacific Corporation intends to refinance $500 million of 6 1/4% Convertible Preferred Securities Term Income Deferrable Equity Securities, which is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2003


                                         UNION PACIFIC CORPORATION


                                         By:  /s/ Mary S. Jones
                                            ------------------------------------
                                              Mary S. Jones
                                              Vice President and Treasurer



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                                  EXHIBIT INDEX

  Exhibit         Description
    99            Press Release dated June 2, 2003 indicating Union Pacific
                  Corporation intends to refinance convertible preferred
                  securities.